Exhibit 99.1

3D Printing CNC Machining Sheet Metal Fabrication Injection Molding

Protolabs Reports Financial Results for the Second Quarter of 2021

Record Revenue of $123.0 million in the Second Quarter of 2021, an increase of 15% over the Second Quarter of 2020

MAPLE PLAIN, Minn. – July 29, 2021 – Proto Labs, Inc. (NYSE: PRLB), the world’s largest ecommerce manufacturer and supplier of on-demand prototype and production parts, today announced financial results for the second quarter ended June 30, 2021.

Second Quarter 2021 Highlights include:

●	Revenue for the second quarter of 2021 was $123.0 million, representing a 15.5 percent increase compared to revenue of $106.6 million in the second quarter of 2020.
●	Hubs generated $8.9 million of revenue in the second quarter, representing growth of 45.6 percent over the second quarter of 2020.
●	Net income for the second quarter of 2021 was $12.9 million, or $0.47 per diluted share.
●	Non-GAAP net income was $10.7 million, or $0.39 per diluted share. See “Non-GAAP Financial Measures” below.

“During the second quarter of 2021, we experienced strong demand, and delivered record revenues despite the challenges of labor availability in the US. We are emerging from the pandemic stronger than ever in the custom parts space,” said Rob Bodor, President and Chief Executive Officer. “I want to thank the employees of Protolabs for all that they did in the quarter, and we are confident that the best is yet to come.”

Additional Second Quarter 2021 Highlights include:

●	Protolabs served 23,253 unique product developers during the quarter, representing a 36.5 percent increase over the second quarter of 2020.
●	Gross margin in the second quarter of 2021 was 46.0 percent of revenue; Non-GAAP gross margin was 46.8 percent of revenue. See “Non-GAAP Financial Measures” below.
●	EBITDA margin was 21.3 percent of revenue in the second quarter of 2021; adjusted EBITDA margin was 18.8 percent of revenue in the second quarter of 2021. See “Non-GAAP Financial Measures” below.
●	Cash and investments balance was $89.0 million as of June 30, 2021.

“The environment is ripe for growth and our digital manufacturing model is leading the way,” added John Way, Chief Financial Officer. “Our profitable business model drives a healthy balance sheet with $89 million in cash and investments and no debt, giving us the flexibility to continue to invest in future growth and lead the digital custom parts space.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates and revenue earned from our acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its second quarter 2021 financial results and third quarter 2021 outlook today, July 29, 2021 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/4ugs54z8. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading digital manufacturing source for rapid prototyping and on-demand production. The technology-enabled company produces custom components in as fast as 1 day with automated 3D printing, CNC machining, sheet metal fabrication, and injection molding processes. Its digital approach to manufacturing enables accelerated time to market, reduces manufacturing costs, and enables supply chain agility throughout the product life cycle. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Dan Schumacher, 763-479-7240

Vice President of Investor Relations

daniel.schumacher@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30,	December 31,
	2021	2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$41,909	$127,603
Short-term marketable securities	18,341	34,088
Accounts receivable, net	83,470	57,877
Inventory	9,111	10,862
Income taxes receivable	4,575	540
Prepaid expenses and other current assets	10,107	11,032
Total current assets	167,513	242,002

Property and equipment, net	288,495	282,666
Goodwill	407,191	128,752
Other intangible assets, net	41,674	14,350
Long-term marketable securities	28,700	59,357
Operating lease assets	8,801	9,855
Finance lease assets	2,147	2,396
Other long-term assets	4,769	4,826
Total assets	$949,290	$744,204

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$26,038	$18,248
Accrued compensation	14,930	11,989
Accrued liabilities and other	15,072	16,193
Current contingent consideration	2,936	-
Current operating lease liabilities	2,847	3,272
Current finance lease liabilities	554	552
Income taxes payable	40	-
Total current liabilities	62,417	50,254

Long-term contingent consideration	2,693	-
Long-term operating lease liabilities	7,097	7,586
Long-term finance lease liabilities	1,639	1,919
Long-term deferred tax liabilities	36,898	33,854
Other long-term liabilities	6,569	6,235

Shareholders' equity	831,977	644,356
Total liabilities and shareholders' equity	$949,290	$744,204

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue
Injection Molding	$58,168	$57,894	$114,527	$112,670
CNC Machining	41,592	28,760	78,295	66,645
3D Printing	18,170	14,236	35,405	30,184
Sheet Metal	4,717	4,669	9,936	10,318
Other	401	1,016	1,011	1,866
Total revenue	123,048	106,575	239,174	221,683

Cost of revenue	66,423	54,119	127,219	111,127
Gross profit	56,625	52,456	111,955	110,556

Operating expenses
Marketing and sales	21,044	16,936	40,524	35,116
Research and development	11,060	8,648	23,241	17,635
General and administrative	8,417	12,521	27,825	26,629
Total operating expenses	40,521	38,105	91,590	79,380
Income from operations	16,104	14,351	20,365	31,176
Other income (loss), net	137	767	(176)	1,821
Income before income taxes	16,241	15,118	20,189	32,997
Provision for income taxes	3,326	2,511	3,562	6,406
Net income	$12,915	$12,607	$16,627	$26,591

Net income per share:
Basic	$0.47	$0.47	$0.60	$1.00
Diluted	$0.47	$0.47	$0.60	$0.99

Shares used to compute net income per share:
Basic	27,735,732	26,660,498	27,600,684	26,718,652
Diluted	27,744,870	26,760,866	27,741,464	26,837,938

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2021	2020
Operating activities
Net income	$16,627	$26,591
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,127	15,855
Stock-based compensation expense	10,561	6,672
Deferred taxes	419	5,651
Amortization of marketable securities	261	129
Realized gain on available-for-sale securities	(117)	-
Other	125	(854)
Changes in operating assets and liabilities	(19,511)	(627)
Changes in fair value of contingent consideration	(7,763)	-
Net cash provided by operating activities	20,729	53,417

Investing activities
Purchases of property, equipment and other capital assets	(23,929)	(33,305)
Cash used for acquisitions, net of cash acquired	(127,413)	-
Purchases of other assets and investments	-	(3,000)
Purchases of marketable securities	(15,159)	(57,212)
Proceeds from sales of marketable securities	47,694	-
Proceeds from maturities of marketable securities	13,725	28,225
Net cash used in investing activities	(105,082)	(65,292)

Financing activities
Proceeds from exercises of stock options and other	3,838	2,855
Purchases of shares withheld for tax obligations	(4,209)	(3,367)
Repurchases of common stock	(1,210)	(14,686)
Principal repayments of finance lease obligations	(275)	-
Net cash used in financing activities	(1,856)	(15,198)
Effect of exchange rate changes on cash and cash equivalents	515	(149)
Net decrease in cash and cash equivalents	(85,694)	(27,222)
Cash and cash equivalents, beginning of period	127,603	125,225
Cash and cash equivalents, end of period	$41,909	$98,003

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs
GAAP net income	$12,915	$12,607	$16,627	$26,591
Add back:
Stock-based compensation expense	4,941	3,639	10,561	6,672
Amortization expense	1,490	754	3,033	1,508
Unrealized (gain) loss on foreign currency	(402)	(139)	220	(936)
Transaction costs [1]	(7,655)	-	(5,140)	-
Total adjustments [2]	(1,626)	4,254	8,674	7,244
Income tax benefits on adjustments [3]	(575)	(987)	(3,576)	(1,662)
Non-GAAP net income	$10,714	$15,874	$21,725	$32,173

Non-GAAP net income per share:
Basic	$0.39	$0.60	$0.79	$1.20
Diluted	$0.39	$0.59	$0.78	$1.20

Shares used to compute non-GAAP net income per share:
Basic	27,735,732	26,660,498	27,600,684	26,718,652
Diluted	27,744,870	26,760,866	27,741,464	26,837,938

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

[2] Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020

Cost of revenue	$1,011	$936	$1,988	$1,799

Marketing and sales	929	750	1,782	1,368
Research and development	744	607	1,368	1,128
General and administrative	(3,908)	2,100	3,316	3,885
Total operating expenses	(2,235)	3,457	6,466	6,381

Other (income) loss, net	(402)	(139)	220	(936)
Total adjustments	$(1,626)	$4,254	$8,674	$7,244

[3] For the three and six-month periods ended June 30, 2021 and 2020, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue	$123,048	$106,575	$239,174	$221,683
Income from operations	16,104	14,351	20,365	31,176
GAAP operating margin	13.1%	13.5%	8.5%	14.1%
Add back:
Stock-based compensation expense	4,941	3,639	10,561	6,672
Amortization expense	1,490	754	3,033	1,508
Transaction costs [1]	(7,655)	-	(5,140)	-
Total adjustments	(1,224)	4,393	8,454	8,180
Non-GAAP income from operations	$14,880	$18,744	$28,819	$39,356
Non-GAAP operating margin	12.1%	17.6%	12.0%	17.8%

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
GAAP net income	$12,915	$12,607	$16,627	$26,591
Amortization expense	1,490	754	3,033	1,508
Depreciation expense	8,578	7,143	17,094	14,347
Interest income, net	(65)	(368)	(152)	(928)
Tax expense	3,326	2,511	3,562	6,406
EBITDA	26,244	22,647	40,164	47,924
Add back:
Stock-based compensation expense	4,941	3,639	10,561	6,672
Unrealized (gain) loss on foreign currency	(402)	(139)	220	(936)
Transaction costs [1]	(7,655)	-	(5,140)	-
Total adjustments	(3,116)	3,500	5,641	5,736
Adjusted EBITDA	$23,128	$26,147	$45,805	$53,660

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2021				Three Months Ended June 30, 2020%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$95,344	$-	$(4,626)	$90,718	$86,823	9.8%	4.5%
Europe	24,655	(1,913)	(4,314)	18,428	16,729	47.4	10.2
Japan	3,049	54	-	3,103	3,023	0.9	2.6
Total Revenue	$123,048	$(1,859)	$(8,940)	$112,249	$106,575	15.5%	5.3%

	Six Months Ended June 30, 2021				Six Months Ended June 30, 2020%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$186,397	$-	$(7,783)	$178,614	$176,899	5.4%	1.0%
Europe	46,104	(3,473)	(6,920)	35,711	37,516	22.9	(4.8)
Japan	6,673	(31)	-	6,642	7,268	(8.2)	(8.6)
Total Revenue	$239,174	$(3,504)	$(14,703)	$220,967	$221,683	7.9%	(0.3)%

[1] Revenue for the three and six-month periods ended June 30, 2021 has been recalculated using 2020 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the three and six-month periods ended June 30, 2021 has been recalculated to exclude revenue earned from our acquisition of Hubs, Inc. to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions.

[3] This column presents the percentage change from GAAP revenue for the three and six-month periods ended June 30, 2020 to GAAP revenue for the three and six-month periods ended June 30, 2021.

[4] This column presents the percentage change from GAAP revenue for the three and six-month periods ended June 30, 2020 to non-GAAP revenue for the three and six-month periods ended June 30, 2021 (as recalculated using the foreign currency exchange rates in effect during the three- and six-month periods ended June 30, 2020, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Unique product developers and engineers served	23,253	17,037	37,501	29,703